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                                  EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 24, 2006 relating to the financial statements of Hines Horticulture, Inc., which appears in Hines Horticulture, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2005.



/s/ PricewaterhouseCoopers LLP
Orange County, California
August 18, 2006